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                                JAVELIN SYSTEMS, INC.

                               UNDERWRITING AGREEMENT

                               _________________, 1998

VAN KASPER & COMPANY
L.H. FRIEND, WEINRESS, FRANKSON & PRESSON , INC.
MERIDIAN CAPITAL GROUP, INC.
As Representatives of the
  Several Underwriters
c/o Van Kasper & Company
600 California Street, Suite 1700
San Francisco, California 94108

Ladies and Gentlemen:

     Javelin Systems, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the several Underwriters named in Schedule I hereto (each, an "Underwriter" and collectively, the "Underwriters") an aggregate of 1,250,000 shares (the "Firm Shares") of its authorized but unissued Common Stock, par value $0.01 per share (the "Common Stock"). Certain stockholders of the Company listed on Schedule II hereto (the "Selling Stockholders") also propose to grant to the Underwriters an option to purchase up to 187,500 additional shares of Common Stock (the "Option Shares") for the sole purpose of covering over-allotments, if any, in connection with the sale of the Firm Shares. The Firm Shares and any Option Shares purchased pursuant to this Agreement are collectively referred to below as the "Shares." Van Kasper & Company ("Van Kasper"), L.H. Friend, Weinress, Frankson & Presson, Inc. and Meridian Capital Group, Inc. are acting as Representatives of the several Underwriters and in that capacity are referred to in this Agreement as the "Representatives."

     The Company hereby confirms its agreement with the several Underwriters as follows:

     1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to and agrees with each Underwriter as follows:

          (a) A registration statement (Registration No. 333-____________) on Form SB-2 under the Securities Act of 1933, as amended (the "Securities Act"), relating to the Shares, including such amendments to such registration statement as may have been required to the date of this Agreement, has been prepared by the Company under and in conformity with the provisions of the Securities Act and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and has been filed with the Commission. After the execution of this Agreement, the Company will file with the Commission either (i) if such registration statement, as it may have been amended, has been declared by the Commission to be effective under the Securities Act, either (A) if the Company

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relies on Rule 434 under the Securities Act, a Term Sheet (defined below)
relating to the Shares, that identifies the Preliminary Prospectus (defined below) that it supplements and contains such information as is required or permitted by Rules 434, 430A and 424(b) of the Rules and Regulations or (B) if the Company does not rely on Rule 434 under the Securities Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment has been filed, in such registration statement), with such changes or insertions as are required by Rule 430A of the Rules and Regulations or permitted by Rule 424(b) of the Rules and Regulations, and in the case of either (i)(A) or (i)(B) of this sentence, as has been provided to and approved by the Representatives prior to the execution of this Agreement, or (ii) if such registration statement, as it may have been amended, has not been declared by the Commission to be effective under the Securities Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been furnished to and approved by the Representatives prior to the execution of this Agreement. As used in this Agreement, the term "Registration Statement" means such registration statement, as amended at the time when it was or is declared effective, including all financial schedules and exhibits thereto, any information omitted therefrom pursuant to Rule 430A of the Rules and Regulations and included in the Prospectus (defined below) and further including all filings or other documents incorporated therein, as well as any additional registration statement filed in connection with the offering of the Shares pursuant to Rule 462(b) under the Securities Act; the term "Preliminary Prospectus" means each prospectus subject to completion filed with such registration statement or any amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement or any amendment thereto at the time it was or is declared effective and further including all filings or documents incorporated therein); and the term "Prospectus" means the following, including any filings or documents incorporated therein:

                (A) if the Company relies on Rule 434 under the Securities Act, the Term Sheet relating to the Securities that is first filed pursuant to Rule 424(b)(7) under the Securities Act, together with the Preliminary Prospectus identified therein that such Term Sheet supplements;

                (B) if the Company does not rely on Rule 434 under the Securities Act, the prospectus first filed with the Commission pursuant to Rule 424(b) under the Securities Act; or

                (C) if the Company does not rely on Rule 434 under the Securities Act and if no prospectus is required to be filed pursuant to Rule 424(b) under the Securities Act, the prospectus included in the Registration Statement;

provided that if any revised prospectus that is provided to the Underwriters by the Company for use in connection with the offering of the Shares differs from the prospectus on file with the Commission at the time the Registration Statement became or becomes, as the case may be, effective, whether or not the revised prospectus is required to be filed with the Commission pursuant to Rule 424(b)(3) of the Rules and Regulations, the term "Prospectus" shall mean such revised prospectus (including all filings and documents incorporated therein) from and after the time it is first provided to the Underwriters for such use. The term "Term Sheet" as used in this Agreement means any term sheet that satisfies the requirements of Rule 434 under the Securities

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Act.  Any reference in this Agreement to the "date" of a Prospectus that includes a Term Sheet means the date of such Term Sheet.

          (b) No order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus or the Prospectus has been issued and no proceedings for that purpose are pending or, to the best knowledge of the Company, threatened or contemplated by the Commission; no stop order suspending the sale of the Shares in any jurisdiction has been issued and no proceedings for that purpose are pending or, to the best knowledge of the Company, threatened or contemplated, and any request of the Commission for additional information (to be included in the Registration Statement, any Preliminary Prospectus or the Prospectus or otherwise) has been complied with.

          (c) As used in this Agreement, the word "subsidiary" means any corporation, partnership, limited liability company or other entity of which the Company directly or indirectly owns 50% or more of the equity or that the Company directly or indirectly controls. The subsidiaries of the Company (the "Subsidiaries") and the jurisdiction of incorporation of each Subsidiary are listed on Exhibit A hereto. The Company has no subsidiaries other than the Subsidiaries listed on Exhibit A hereto; except as set forth on Exhibit A, the Company owns 100 percent of the issued and outstanding stock of each of the Subsidiaries free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest of any type, kind or nature. Exhibit B hereto lists each entity in which the Company or any Subsidiary holds an equity interest, whether as shareholder, partner, member, joint venturer or otherwise. Except as set forth on Exhibit B, neither the Company nor any Subsidiary has any equity interest in any person. The Company and each of its Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has full power (corporate and other) and authority to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus and as is currently being conducted by it and is duly qualified as a foreign corporation and in good standing in all jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary (except where the failure to be so qualified would not have a material adverse effect on the business, properties, condition (financial or otherwise), results of operations or prospects of the Company and its Subsidiaries, taken as a whole (a "Consolidated Material Adverse Effect")). The Company and each of its Subsidiaries is in possession of and operating in compliance with all authorizations, licenses, certificates, consents, orders and permits from federal, state, local and other governmental or regulatory authorities that are material to the conduct of its or their business, all of which are valid and in full force and effect. Each contractual joint venture in which the Company or any Subsidiary is involved and, to the Company's best knowledge, each participant therein is operating in compliance with the terms of its joint venture agreement.

          (d) When any Preliminary Prospectus was filed with the Commission it (i) contained all statements required to be contained therein and complied in all respects with the requirements of the Securities Act, the Rules and Regulations, the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations of the Commission thereunder (the "Exchange Act Rules and Regulations") and (ii) did not include any untrue

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statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective (the "Effective Date"), it (i) contained or will contain all statements required to be contained therein and complied or will comply in all respects with the requirements of the Securities Act, the Rules and Regulations, the Exchange Act and the Exchange Act Rules and Regulations and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any Term Sheet that is a part thereof or any amendment or supplement to the Prospectus is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or part thereof or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective) and on the Closing Date (defined below) and any date on which Option Shares are to be purchased, the Prospectus, as amended or supplemented at any such time, (i) contained or will contain all statements required to be contained therein and complied or will comply in all respects with the requirements of the Securities Act, the Rules and Regulations and the Exchange Act Rules and Regulations and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (d) do not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein.

          (e) Since the respective dates as of which information is given in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there has not been any material loss or interference with the business of the Company or any of its Subsidiaries from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any court or governmental action, order or decree, or any changes in the capital stock or, except in the ordinary course of its business, long-term debt of the Company or any of its Subsidiaries, or any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, or any material change, or a development known to the Company that might cause or result in a Consolidated Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, in each case other than as may be set forth in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and since such dates, except in the ordinary course of business, neither the Company or any of its Subsidiaries has entered into any material transaction not described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

          (f) There is no agreement, contract, license, lease or other document required to be described in the Registration Statement or the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or to be filed as an exhibit to the Registration Statement which is not described or filed as required. All contracts described in the Prospectus

                                       4

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(or, if the Prospectus is not in existence, the most recent Preliminary
Prospectus), if any, are in full force and effect on the date hereof, and neither the Company nor any of its direct or indirect subsidiaries nor, to the best knowledge of the Company, any other party, is in material breach of or default under any such contract.

          (g) The authorized and outstanding capital stock of the Company is set forth in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and the description of the capital stock therein conforms with and accurately describes the rights set forth in the instruments defining the same. The Shares are duly authorized and will, when issued in accordance with the terms of this Agreement and against payment therefor, be validly issued, fully paid and non-assessable, and the issuance of the Shares is not subject to any preemptive or similar rights.

          (h) All of the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all applicable federal and state securities laws and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities. All of the issued shares of capital stock or other equity interests of each Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, have been issued in compliance with all applicable laws, including securities laws, were not issued in violation of or subject to any preemptive or other rights to subscribe for or purchase such securities and are directly or indirectly owned by the Company, except as otherwise set forth in the Prospectus (or, if the Prospectus is not in existence, in the most recent Preliminary Prospectus) and on Exhibit A hereto. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted or exercised thereunder, set forth in the Prospectus (or, if the Prospectus is not in existence, in the most recent Preliminary Prospectus), accurately and fairly present the information required to be shown with respect to such plans, arrangements, options and rights. Other than this Agreement and the options and warrants to purchase Common Stock described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there are no options, warrants or other rights outstanding to subscribe for or purchase any shares of the Company's capital stock. There are no preemptive rights applicable to any shares of capital stock of the Company. There are no options, warrants or other rights outstanding to subscribe for or purchase any shares of the capital stock or registered capital of any Subsidiary and no Subsidiary is subject to any obligation, commitment, plan, arrangement or court or administrative orders with respect to the same. There are no preemptive rights applicable to any shares of capital stock or registered capital of the Subsidiaries. There are no restrictions upon the voting or transfer of any of the Firm Shares or Option Shares pursuant to the Company's certificate of incorporation, as amended to date ("Certificate of Incorporation"), bylaws or other governing documents or any agreement to which the Company is a party or by which it may be bound. Neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights, other than those which have been waived, for or relating to the registration of any securities of the Company.

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          (i)   The Company has full right, power and authority to enter into and perform its obligations under this Agreement and to issue, sell and deliver the Shares. This Agreement has been duly authorized, executed and delivered by the Company and constitutes the valid and binding agreement of the Company, and each is enforceable against the Company in accordance with its terms except insofar as enforceability may be affected by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except insofar as the indemnification and contribution provisions of Section 8 of this Agreement may be affected by public policy concerns.

          (j) Neither the Company nor any of its Subsidiaries is, nor with the giving of notice or lapse of time or both would be, in violation of or in default under, nor will the execution or delivery of this Agreement or the consummation of the transactions contemplated by this Agreement result in a violation of or constitute a breach of or a default (including without limitation with the giving of notice, the passage of time or otherwise) under the Certificate of Incorporation, bylaws or other governing documents of the Company or any of its Subsidiaries or any obligation, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in any contract, indenture, mortgage, deed of trust, loan agreement, lease, license, joint venture or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of its or their properties may be bound or affected. The Company has not incurred any liability, direct or indirect, for any finders' or similar fees payable on behalf of the Company or the Underwriters in connection with the transactions contemplated by this Agreement. The performance by the Company of its obligations under this Agreement will not violate any law, ordinance, Rule or regulation or any order, writ, injunction, judgment or decree of any governmental agency or body or of any court having jurisdiction over the Company or any of its direct or indirect subsidiaries or any of its or their properties, or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or any of its Subsidiaries. Except for permits and similar authorizations required under the Securities Act, the Exchange Act or under state securities or Blue Sky laws of certain jurisdictions and for such permits and authorizations that have been obtained, no consent, approval, authorization or order of any court, governmental agency or body, financial institution or any other person is required in connection with the consummation of the transactions contemplated by this Agreement.

          (k) Each of the Company and its Subsidiaries owns, or has valid rights to use, all items of real and personal property which are material to the business of the Company and its Subsidiaries, taken as a whole, free and clear, except as described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), of all liens, encumbrances and claims that might materially interfere with the business, properties, condition (financial or otherwise), results of operations or prospects of the Company and its Subsidiaries, taken as a whole, and subject to such exceptions that do not adversely affect the present or prospective business of the Company or its Subsidiaries.

          (l) Each of the Company and its Subsidiaries, taken as a whole, owns or possesses adequate rights to use all material patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, tradenames and copyrights described or referred to in the

                                       6

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Registration Statement and the Prospectus (or, if the Prospectus is not in
existence, the most recent Preliminary Prospectus) as owned by or used by any of them, or which are necessary for the conduct of its or their business as described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus); and the Company has not received any notice of infringement of or conflict with asserted rights of others with respect to any patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, tradenames or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, might have a Consolidated Material Adverse Effect.

          (m) There is no litigation or governmental proceeding to which the Company or any of its Subsidiaries is a party or to which any property of the Company or any of its Subsidiaries is subject which is pending or, to the best knowledge of the Company, is threatened or contemplated against the Company or any of its Subsidiaries that might have a Consolidated Material Adverse Effect, that might prevent consummation of the transactions contemplated by this Agreement or that is required to be disclosed in the Registration Statement or Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and are that is so disclosed.

          (n) Except as disclosed in the Prospectus (or, if the Prospectus is not in existence, in the most recent Preliminary Prospectus), neither the Company nor any of its Subsidiaries is in violation of any law, order, ordinance, Rule or Regulation, or any order, writ, injunction, judgment or decree of any governmental agency or body or of any court, to which it or its properties (whether owned or leased) may be subject, which violation might have a Consolidated Material Adverse Effect.

          (o) Neither the Company nor, to the Company's knowledge, any of the Selling Stockholders have taken, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to cause or result in, under the Exchange Act, the Exchange Act Rules and Regulations or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares. No bid or purchase by the Company and, to the best knowledge of the Company, no bid or purchase of any Selling Stockholder or any bid or purchase that could be attributed to the Company (as a result of bids or purchases by an "affiliated purchaser" within the meaning of Regulation M under the Exchange Act) for or of the Common Stock, any securities of the same class or series as the Common Stock or any securities convertible into or exchangeable for or that represent any right to acquire the Common Stock is now pending or in progress or will have commenced at any time prior to the completion of the distribution of the Shares.

          (p) Each of PricewaterhouseCoopers LLP, Ernst & Young LLP, Corbin & Wertz and Rubin, Brown, Gornstein & Co. LLP, whose reports appear in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) are, and during the periods covered by their reports in the Registration Statement were, independent accountants as required by the Securities Act and the Rules and Regulations. The historical and pro forma financial statements and schedules included in the Registration Statement, each Preliminary Prospectus and the Prospectus present fairly (or, if the Prospectus has not been filed with the Commission, as to the Prospectus, will present fairly) the

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financial condition, results of operations, cash flows and changes in stockholders' equity of the Company and its Subsidiaries at the dates and for the periods indicated, and the historical and pro forma financial statements and schedules included in the Registration Statement present fairly the information required to be stated therein in all material respects. Such financial statements and schedules have been prepared in accordance with U.S.
 generally accepted accounting principles applied on a consistent basis throughout the periods presented, except as may be stated therein. All accounts receivable (net of any allowance for doubtful accounts) shown on the Company's most recent financial statements included in the Registration Statement are good, and the Company expects to collect all such accounts receivable in the ordinary course of business. The selected and summary financial and statistical data included in the Registration Statement and the Prospectus present fairly (or, if the Prospectus has not been filed with the Commission, as to the Prospectus, will present fairly) the information shown therein and have been compiled on a basis consistent with the audited financial statements presented therein. No other financial statements or schedules are required to be included in the Registration Statement.

          (q) The historical and any pro forma financial or other information and related notes included in the Registration Statement, each Preliminary Prospectus and the Prospectus comply (or, if the Prospectus has not been filed with the Commission, as to the Prospectus, will comply) in all material respects with the requirements of the Securities Act and the Rules and Regulations and present fairly the historical and pro forma information shown, as of the dates and for the periods covered by such information. Such pro forma information, including any related notes and schedules, has been prepared on a basis consistent with the historical financial statements and other historical information, as applicable, included in the Registration Statement, the Preliminary Prospectus and the Prospectus (if filed with the Commission), except for the pro forma adjustments specified therein, and give effect to assumptions made on a reasonable basis to give effect to historical and, if applicable, proposed transactions described in the Registration Statement, each Preliminary Prospectus and the Prospectus (if filed with the Commission).

          (r) The books, records and accounts of the Company and its Subsidiaries accurately and fairly reflect, in reasonable detail, the transactions in and dispositions of the assets of the Company and its Subsidiaries. The systems of internal accounting controls maintained by the Company and its Subsidiaries are sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary (x) to permit preparation of financial statements in conformity with U.S. generally accepted accounting principles and (y) to maintain accountability for assets;
(iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (s) The Company has delivered to Van Kasper the written agreement of each of its officers and directors and, to the knowledge of the Company at the date of this Agreement, the beneficial owners of one percent or more of the Common Stock (assuming for this purpose that all options and convertible securities held by each beneficial owner, but not by any other person, have been exercised or exchanged for or converted into Common Stock) (collectively,

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the "Holders") to the effect that each of the Holders will not, for a period of 180 days following the date of this Agreement, without the prior written consent of Van Kasper, offer, sell, grant any option to purchase, contract to sell, or otherwise dispose of any Common Stock or options or convertible securities exercisable or exchangeable for, or convertible into, Common Stock or any rights to purchase or acquire Common Stock, or announce any offer to do so.

          (t) No labor disturbance by the employees of the Company or any of its Subsidiaries exists, or, to the knowledge of the Company, is imminent, contemplated or threatened; and the Company is not aware of an existing, imminent or threatened labor disturbance by the employees of any principal suppliers, manufacturers, contractors or others which such disturbance might be expected to result in any Consolidated Material Adverse Effect. Except as set forth in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), no collective bargaining agreement exists with any of the Company's employees or those of its Subsidiaries and, to the best knowledge of the Company, no such agreement is imminent.

          (u) Each of the Company and its Subsidiaries has filed all federal, state, local and foreign tax returns which are required to be filed or has requested extensions thereof and has paid all taxes, including withholding taxes, penalties and interest, assessments, fees and other charges to the extent that the same have become due and payable. No tax assessment or deficiency has been made or proposed against the Company or any of its Subsidiaries nor has the Company or any of its Subsidiaries received any notice of any proposed tax assessment or deficiency. All tax liabilities of the Company and its Subsidiaries are adequately provided for on the books of the Company.

          (v) Except as set forth in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there are no outstanding loans, advances or guaranties of indebtedness by the Company or any of its Subsidiaries to or for the benefit of any of (i) its "affiliates," as such term is defined in the Rules and Regulations, (ii) except for immaterial advances in the ordinary course of business, any of the officers or directors of any of its direct or indirect subsidiaries, or (iii) any of the members of the families of any of them, in each case, required to be set forth in the Prospectus (or, if the Prospectus is not in existence, in the most recent Preliminary Prospectus), under the Securities Act or Rules and Regulations.

          (w) Neither the Company nor any of its Subsidiaries has directly or indirectly, at any time within the last five years: (i) made any contributions to any candidate for political office, or failed to disclose fully any such contribution, in violation of applicable law; (ii) made any payment to any local, state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by all applicable laws; or (iii) violated any applicable provision of the Foreign Corrupt Practices Act of 1977, as amended.

          (x) Neither the Company nor any of its Subsidiaries has any liability, absolute or contingent, relating to: (i) public health or safety;
(ii) worker health or safety; or (iii) product defect or warranty (all except as would not reasonably be expected to have a Consolidated

Material Adverse Effect or as are disclosed in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus)).

          (y) The Company has not distributed and will not distribute prior to the Closing Date or on or prior to any date on which the Option Shares are to be purchased, as the case may be, any prospectus or other offering material in connection with the offering and sale of the Shares other than the Preliminary Prospectus(es), the Prospectus, the Registration Statement and any other material which may be permitted by the Securities Act and the Rules and Regulations.

          (z) Subject to official notice of issuance, the Shares have been approved for inclusion for listing on the Nasdaq National Market.

          (aa) The Company is not now, and intends to conduct its affairs in the future in such a manner so that it will not become, an investment company within the meaning of the Investment Company Act of 1940, as amended.

          (bb) The Company and each of its Subsidiaries is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) for which the Company or any of its Subsidiaries would have any liability has occurred; neither the Company nor any of its Subsidiaries has incurred or expects to incur liability under (1) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (2) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company or any of its Subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

          (cc) Except as set forth in the Prospectus (or if the Prospectus is not in existence, the most recent Preliminary Prospectus), there has, to the best knowledge of the Company, been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, hazardous wastes or hazardous substances by the Company or any of its Subsidiaries (or any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or its Subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit; there has to the best knowledge of the Company been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of its Subsidiaries or with respect to which the Company or any of its direct or indirect subsidiaries have knowledge; and the terms "hazardous wastes," "toxic wastes" and "hazardous substances" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

          (dd) The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not cause a Consolidated Material Adverse Effect.

          (ee) Each certificate signed by any officer of the Company or any of its Subsidiaries, as amended in writing from time to time, and delivered to the Representatives or Underwriters' counsel shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

          (ff) Except as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), neither the Company nor any Subsidiary has entered into any transaction with any affiliate of the Company other than an arm's length transaction, and all such transactions required to be described in the Registration Statement or the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) have been described therein.

     2. REPRESENTATIONS AND WARRANTIES OF THE SELLING STOCKHOLDERS. Each Selling Stockholder, severally and not jointly, represents and warrants to and agrees with each Underwriter and the Company that:

          (a) Such Selling Stockholder now has and on any date on which Option Shares are purchased will have valid marketable title to the Shares to be sold by such Selling Stockholder, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than pursuant to this Agreement; and upon delivery of such Shares hereunder and payment of the purchase price as herein contemplated, each of the Underwriters will obtain valid marketable title to the Shares purchased by it from such Selling Stockholder, free and clear of any pledge, lien, security interest pertaining to such Selling Stockholder or such Selling Stockholder's property, encumbrance, claim or equitable interest, including any liability for estate or inheritance taxes, or any liability to or claims of any creditor, devisee, legatee or beneficiary of such Selling Stockholder.

          (b) Such Selling Stockholder has duly authorized (if applicable), executed and delivered, in the form heretofore furnished to the Representatives, an irrevocable Power of Attorney (the "Power of Attorney") appointing ___________ and ___________ as attorneys-in-fact (collectively, the "Attorneys" and individually, an "Attorney") and a Letter of Transmittal and Custody Agreement (the "Custody Agreement") with ______________________________, as custodian (the "Custodian"); each of the
Power of Attorney and the Custody Agreement constitutes a valid and binding agreement on the part of such Selling Stockholder, enforceable in accordance with its terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles; and each of such Selling

Stockholder's Attorneys, acting alone, is authorized to execute and deliver this Agreement and the certificate referred to in Section 6(f) hereof on behalf of such Selling Stockholder, to determine the purchase price to be paid by the several Underwriters to such Selling Stockholder as provided in
Section 3 hereof, to authorize the delivery of the Option Shares to be sold by such Selling Stockholder under this Agreement and to duly endorse (in blank or otherwise) the certificate or certificates representing such Shares or a stock power or powers with respect thereto, to accept payment therefor, and otherwise to act on behalf of such Selling Stockholder in connection with this Agreement.

          (c) All consents, approvals, authorizations and orders required for the execution and delivery by such Selling Stockholder of the Power of Attorney and the Custody Agreement, the execution and delivery by or on behalf of such Selling Stockholder of this Agreement and the sale and delivery of the Option Shares to be sold by such Selling Stockholder under this Agreement (other than, at the time of the execution hereof (if the Registration Statement has not yet been declared effective by the Commission), the issuance of the order of the Commission declaring the Registration Statement effective and such consents, approvals, authorizations or orders as may be necessary under state or other securities or Blue Sky laws) have been obtained and are in full force and effect; such Selling Stockholder, if other than a natural person, has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its organization as the type of entity that it purports to be; and such Selling Stockholder has full legal right, power and authority to enter into and perform its obligations under this Agreement and such Power of Attorney and Custody Agreement, and to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder under this Agreement.

          (d) Certificates in negotiable form for all Option Shares to be sold by such Selling Stockholder under this Agreement, together with a stock power or powers duly endorsed in blank by such Selling Stockholder, have been placed in custody with the Custodian for the purpose of effecting delivery hereunder.

          (e) This Agreement has been duly authorized by each Selling Stockholder that is not a natural person and has been duly executed and delivered by or on behalf of such Selling Stockholder and is a valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles; and the performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of or constitute a default under any bond, debenture, note or other evidence of indebtedness, or under any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder, or any Option Shares to be sold by such Selling Stockholder hereunder, may be bound or, to the best of such Selling Stockholders' knowledge, result in any violation of any law, order, rule, regulation, writ, injunction, judgment or decree of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over such Selling Stockholder or over the properties of such Selling Stockholder, or, if such Selling Stockholder is other than a natural person, result in any violation of any provisions of the charter, bylaws or other organizational documents of such Selling Stockholder.

          (f) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

          (g) Such Selling Stockholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares.

          (h) All information furnished by or on behalf of such Selling Stockholder relating to such Selling Stockholder and the Option Shares that is contained in the representations and warranties of such Selling Stockholder in such Selling Stockholder's Power of Attorney or set forth in the Registration Statement or the Prospectus is, and at the time the Registration Statement became or becomes, as the case may be, effective and at all times subsequent thereto up to and on any date on which Option Shares are to be purchased, was or will be, true, correct and complete, and does not, and at the time the Registration Statement became or becomes, as the case may be, effective and at all times subsequent thereto up to and on any date on which Option Shares are to be purchased will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make such information not misleading.

          (i) Such Selling Stockholder will review the Prospectus and will comply with all agreements and satisfy all conditions on its part to be complied with or satisfied pursuant to this Agreement on or prior to any date on which Option Shares are to be purchased, and will advise one of its Attorneys and Van Kasper & Company prior to the date on which Option Shares are to be purchased if any statement to be made on behalf of such Selling Stockholder in the certificate contemplated by Section 6(f) would be inaccurate if made as of such date on which Option Shares are to be purchased.

          (j) Such Selling Stockholder does not have, or has waived prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by the Company or any of the other Selling Stockholders to the Underwriters pursuant to this Agreement; such Selling Stockholder does not have, or has waived prior to the date hereof, any registration right or other similar right to participate in the offering made by the Prospectus, other than such rights of participation as have been satisfied by the participation of such Selling Stockholder in the transactions to which this Agreement relates in accordance with the terms of this Agreement; and such Selling Stockholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, rights, warrants, options or other securities from the Company, other than those described in the Registration Statement and the Prospectus.

          (k) Such Selling Stockholder is not aware (without having conducted any investigation or inquiry) that any of the representations and warranties of the Company set forth in Section 1 above is untrue or inaccurate in any material respect.

          (l) To the best of such Selling Stockholder's knowledge, when any Preliminary Prospectus was filed with the Commission it (i) contained all statements required to be contained therein and complied in all respects with the requirements of the Securities Act, the Rules and Regulations, the Exchange Act and the Exchange Act Rules and Regulations and (ii) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. To the best of such Selling Stockholder's knowledge, on the Effective Date, the Registration Statement (i) contained or will contain all statements required to be contained therein and complied or will comply in all respects with the requirements of the Securities Act, the Rules and Regulations, the Exchange Act and the Exchange Act Rules and Regulations and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. To the best of such Selling Stockholder's knowledge, when the Prospectus or any Term Sheet that is a part thereof or any amendment or supplement to the Prospectus is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or part thereof or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective) and on any date on which Option Shares are to be purchased, the Prospectus, as amended or supplemented at any such time,
(i) contained or will contain all statements required to be contained therein and complied or will comply in all respects with the requirements of the Securities Act, the Rules and Regulations and the Exchange Act Rules and Regulations and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (l) do not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein.

     3.   PURCHASE, SALE AND DELIVERY OF SHARES

          (a) On the basis of the representations, warranties, covenants and agreements of the Company contained in this Agreement and subject to the terms and conditions set forth in this Agreement, the Company agrees to sell to the several Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price of $______ per share, the respective number of Firm Shares set forth opposite the name of such Underwriter on Schedule I to this Agreement (subject to adjustment as provided in Section 9 of this Agreement).

          (b) On the basis of the several (and not joint) covenants and agreements of the Underwriters contained in this Agreement and subject to the terms and conditions set forth in this Agreement, the Selling Stockholders grant an option to the several Underwriters to purchase from the Selling Stockholders, severally and not jointly, all or any portion of the Option Shares at the same price per share as the Underwriters are to pay for the Firm Shares. This option may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time (but not more than once) on or before the 45th day after the date of the Prospectus upon written or telecopied notice by the Representatives to the Company setting forth the aggregate number of Option Shares as to which the several Underwriters are exercising the option and the settlement date; notwithstanding the foregoing, if the 45th day after the date of the Prospectus is not a business day, then the time period for delivery of the notice of the exercise of the over-allotment option shall automatically be extended until the business day following the 45th day after the date of the Prospectus. The Option Shares shall be purchased severally, and not jointly, by each Underwriter, if purchased at all, in the same proportion that the number of Firm Shares set forth opposite the name of the Underwriter in Schedule I to this Agreement bears to the total number of Firm Shares to be purchased by the Underwriters under Section 3(a) above, subject to such adjustments as the Representatives in their absolute discretion shall make to eliminate any fractional shares.
If the Underwriters elect to purchase less than all of the Option Shares, then the Underwriters shall purchase from each Selling Stockholder his pro rata portion of all the Option Shares. Delivery of certificates for the Option Shares, and payment therefor, shall be made as provided in Section
3(c) and Section 3(d) below. Nothing contained in this Section 3 shall relieve any defaulting Underwriter of its liability, if any, to the Company or to the remaining Underwriters for damages occasioned by its default hereunder.

          (c) Delivery of the Firm Shares and payment therefor, shall be made at the office of Van Kasper, 600 California Street, Suite 1700, San Francisco, California 94108 (or at such other location as is agreed by the parties), at 6:30 a.m., San Francisco time, on the third business day after the date of this Agreement, or at such time on such other day, not later than seven full business days after such third business day, as shall be agreed upon in writing by the Company and the Representatives, or as provided in
Section 8(h) of this Agreement. The date and hour of delivery and payment for the Firm Shares are referred to in this Agreement as the "Closing Date." As used in this Agreement, "business day" means a day on which the Nasdaq National Market is open for trading and on which banks in New York and California are open for business and not permitted by law or executive order to be closed.

          (d) Delivery of the Option Shares and payment therefor, shall be made at the office of Van Kasper, 600 California Street, Suite 1700, San Francisco, California 94108 (or at such other location as is agreed by the parties), at 6:30 a.m., San Francisco time, on the date specified by the Representatives (which shall be three business days after the exercise of the option, but not in excess of the period of time specified in the Rules and Regulations).

          (e) Payment of the purchase price for the Firm Shares by the several Underwriters shall be made at the election of the Representatives by
(i) certified or official bank check or checks drawn in next-day funds, payable to the order of the Company, or (ii) wire transfer of immediately available funds to such account of the Company as the Company shall advise the Representatives in writing at least three business days prior to the Closing Date. Such payment shall be made upon delivery of certificates for the Firm Shares to the Representatives for the respective accounts of the several Underwriters. Certificates for the Firm Shares to be delivered to the Representatives shall be registered in such name or names and shall be in such denominations as the Representatives may request at least two business days before the Closing

Date. Such certificates will be made available to the Underwriters for inspection, checking and packaging at the offices of BT Alex Brown, New York, New York, not less than one full business day prior to the Closing Date. It is understood that the Representatives, individually and not on behalf of the Underwriters, may (but shall not be obligated to) make payment to the Company for Firm Shares to be purchased by any Underwriter whose check shall not have been received by the Representatives on the Closing Date for the account of such Underwriter. Any such payment shall not relieve such Underwriter from any of its obligations hereunder.

          (f) Payment of the purchase price for the Option Shares by the several Underwriters shall be made at the election of the Representatives by
(i) certified or official bank check or checks drawn in next-day funds, payable to the order of the Custodian, or (ii) wire transfer of immediately available funds to such account of the Custodian as the Custodian shall advise the Representatives in writing at least three business days prior to the date on which any Option Shares are purchased. Such payment shall be made upon delivery of certificates for the Option Shares to the Representatives for the respective accounts of the several Underwriters. Certificates for the Option Shares to be delivered to the Representatives shall be registered in such name or names and shall be in such denominations as the Representatives may request at least one business day before the date on which any Option Shares are purchased. Such certificates will be made available to the Underwriters for inspection, checking and packaging at the offices of BT Alex Brown, New York, New York, not less than one full business day prior to the Closing Date. It is understood that the Representatives, individually and not on behalf of the Underwriters, may (but shall not be obligated to) make payment to the Custodian for Option Shares to be purchased by any Underwriter whose check shall not have been received by the Representatives on any date on which Option Shares are purchased for the account of such Underwriter. Any such payment shall not relieve such Underwriter from any of its obligations hereunder.

          (g) It is understood that the several Underwriters propose to offer the Shares for sale to the public as soon as the Representatives deems it advisable to do so. The Firm Shares are to be initially offered to the public at the public offering price set forth (or to be set forth) in the Prospectus. The Representatives may from time to time thereafter change the public offering price and other selling terms.

          (h) The information set forth in the last paragraph on the front cover page (insofar as such information relates to the Underwriters), the legend respecting stabilization set forth on the inside front cover page and the statements set forth under the caption "Underwriting" in any Preliminary Prospectus and in the final form of Prospectus filed pursuant to Rule 424(b) constitute the only information furnished by the Underwriters to the Company for inclusion in any Preliminary Prospectus, the Prospectus or the Registration Statement.

     4. FURTHER AGREEMENTS OF THE COMPANY AND THE SELLING STOCKHOLDERS. The Company and the Selling Stockholders covenant and agrees with the several Underwriters as follows:

          (a) The Company will use its best efforts to cause the Registration Statement, and any amendment thereof, if not effective at the time of execution of this Agreement, to become effective as promptly as possible. If the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will file the Prospectus, properly completed (and in form and substance reasonably satisfactory to the Underwriters) pursuant to Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will not file the Prospectus, any amended Prospectus, any amendment (including post-effective amendments) to the Registration Statement or any supplement to the Prospectus without (i) advising the Representatives of and, a reasonable time prior to the proposed filing of such amendment or supplement, furnishing the Representatives with copies thereof and (ii) obtaining the prior consent of the Representatives to such filing. The Company will prepare and file with the Commission, promptly upon the request of the Representatives, any amendment to the Registration Statement or supplement to the Prospectus that may be necessary or advisable in connection with the distribution of the Shares by the Underwriters and use its best efforts to cause the same to become effective as promptly as possible.

          (b) The Company will promptly advise the Representatives (i) when the Registration Statement becomes effective, (ii) when any post-effective amendment thereof becomes effective, (iii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the registration, qualification or exemption from registration or qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or suspension and, if issued, to obtain as soon as possible the withdrawal thereof.

          (c) The Company will (i) on or before the Closing Date, deliver to the Representatives and to Underwriters' counsel a signed copy of the Registration Statement as originally filed and of each amendment thereto filed prior to the time the Registration Statement becomes effective and, promptly upon the filing thereof, a signed copy of each post-effective amendment, if any, to the Registration Statement (together with, in each case, all exhibits thereto unless and to the extent previously furnished to the Representatives) and all documents filed by the Company with the Commission under the Exchange Act and deemed to be incorporated by reference into any Preliminary Prospectus or the Prospectus and will also deliver to the Representatives, for distribution to the several Underwriters, a sufficient number of additional conformed copies of each of the foregoing (excluding exhibits) so that one copy of each may be distributed to each Underwriter, (ii) as promptly as possible deliver to each of the Representatives and send to the several Underwriters, at such office or offices as the Representatives may designate, as many copies of the Prospectus as the Representatives may reasonably request and (iii) thereafter from time to time during the period in which a prospectus is required by law to be delivered by an Underwriter or a dealer, likewise send to the Underwriters as many additional copies of the Prospectus and as many copies of any supplement to the Prospectus and of any amended Prospectus, filed by the Company with the Commission, as the Representatives may reasonably request for the purposes contemplated by the Securities Act.

          (d) If at any time during the period in which a prospectus is required by law to be delivered by an Underwriter or a dealer any event shall occur as a result of which it is necessary to supplement or amend the Prospectus in order to make the Prospectus not misleading or so that the Prospectus will not omit to state a material fact necessary to be stated therein, in each case at the time the Prospectus is delivered to a purchaser of the Shares, or if it shall be necessary to amend or to supplement the Prospectus to comply with the Securities Act or the Rules and Regulations, the Company will forthwith prepare and file with the Commission a supplement to the Prospectus or an amended Prospectus so that the Prospectus as so supplemented or amended will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading and so that it then will otherwise comply with the Securities Act and the Rules and Regulations. If, after the public offering of the Shares by the Underwriters commences and during such period, the Underwriters propose to vary the terms of offering thereof by reason of changes in general market conditions or otherwise, the Representatives will advise the Company in writing of the proposed variation and if, in the opinion either of counsel for the Company or counsel for the Underwriters, such proposed variation requires that the Prospectus be supplemented or amended, the Company will forthwith prepare and file with the Commission a supplement to the Prospectus or an amended Prospectus setting forth such variation. The Company authorizes the Underwriters and all dealers to whom any of the Shares may be sold by the Underwriters to use the Prospectus, as from time to time so amended or supplemented, in connection with the sale of the Shares in accordance with the applicable provisions of the Securities Act and the Rules and Regulations for such period.

          (e) The Company will cooperate with the Representatives and Underwriters' counsel in the qualification or registration of the Shares for offer and sale under the securities or blue sky laws of such jurisdictions as the Representatives may designate and, if applicable, in connection with exemptions from such qualification or registration and, during the period in which a Prospectus is required by law to be delivered by an Underwriter or a dealer, in keeping such qualifications, registrations and exemptions in effect; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction in which it is not so qualified. The Company will, from time to time, prepare and file such statements, reports and other documents as are or may be required to continue such qualifications, registrations and exemptions in effect for so long a period as the Representatives may reasonably request for the distribution of the Shares.

          (f) During a period of five years commencing with the date of this Agreement, the Company will promptly furnish to the Representatives and to each Underwriter who may so request in writing copies of (i) all periodic and special reports furnished by it to stockholders of the Company, (ii) all information, documents and reports filed by it with the Commission, Nasdaq National Market, any securities exchange or the NASD, (iii) all press releases and material news items or articles in respect of the Company, its products or affairs released or prepared by the Company (other than promotional and marketing materials disseminated solely to customers and potential customers of the Company in the ordinary course of business) and (iv) any additional information concerning the Company or its business which the Representatives may reasonably request.

          (g) As soon as practicable, but not later than the 45th day following the end of the fiscal quarter first ending after the first anniversary of the Effective Date, the Company will make generally available to its securities holders and furnish to the Representatives an earnings statement or statements in accordance with Section 11(a) of the Securities Act and Rule 158 thereunder.

          (h) The Company agrees that, without Van Kasper's prior written consent, the Company will not, and will not allow the Holders to, in each case directly or indirectly, issue, sell, offer, contract to sell, grant any option to purchase or otherwise dispose of any shares of Common Stock, or any securities convertible into, exchangeable for or exercisable for Common Stock or any rights to purchase or acquire Common Stock, for a period of 180 days following the date of this Agreement, excluding only (i) the sale of the Shares to be sold to the Underwriters pursuant to this Agreement and (ii) the grant of options to purchase Common Stock (provided that none of such options are or become exercisable during such 180-day period) or the issuance of shares of Common Stock upon the exercise in accordance with of options previously granted under the Company's presently authorized stock option plans as described in the Prospectus or in documents incorporated therein, or upon the exercise in accordance with their terms of previously granted warrants which are described in the Prospectus or in documents incorporated therein.

          (i) Each Selling Stockholder agrees that, without Van Kasper's prior written consent, such Selling Stockholder will not, directly or indirectly, sell, offer, contract to sell, grant any option to purchase or otherwise dispose of any shares of Common Stock, or any securities convertible into, exchangeable for or exercisable for Common Stock or any rights to purchase or acquire Common Stock, for a period of 180 days following the date of this Agreement, excluding only the sale of the Option Shares to be sold to the Underwriters pursuant to this Agreement.

          (j) The Company will establish and maintain all financial control and financial reporting systems customary for well-established public companies, including but not limited to adequate management information and reporting systems, and will employ and maintain, with adequate staffing levels at headquarters and at each significant Subsidiary or significant functional division, and at each level of responsibility, an employee staff of well trained and highly qualified financial professionals. As soon as practicable after the Closing Date, the Company will hire a full-time corporate controller with sufficient experience and authority to assist the Chief Financial Officer of the Company in managing and implementing adequate management information and reporting systems.

          (k) The Company will apply the net proceeds from the offering received by it in the manner set forth under the caption "Use of Proceeds" in the Prospectus and for a period ending on the date which is five years after the date of this Agreement the Company agrees that any expenditure or authorization for any expenditure by the Company or any Subsidiary in excess of $10,000 shall be in writing signed by the Chief Executive Officer and one additional officer who shall be the Chairman of the Board or the Chief Financial Officer of the Company.

          (l) The Company will, and at all times for a period of at least five years after the date of this Agreement, unless such securities are then listed on a national securities exchange, use its best efforts to cause the Common Stock (including the Shares) to be included for listing on the Nasdaq National Market, and the Company will comply with all registration, filing, reporting and other requirements of the Exchange Act and the Nasdaq National Market which may from time to time be applicable to the Company.

          (m) The Company will use commercially reasonable efforts to maintain insurance of the types and in the amounts which it deems adequate for its business consistent with insurance coverage maintained by companies of similar size and engaged in similar businesses including, but not limited to, general liability insurance covering all real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against.

          (n) The Company will issue no press release prior to or within 70 days after the Closing Date without prior consultation with the Representatives with respect to the contents thereof.

          (o) Within a reasonable time after the Closing Date, the Company shall supply to the Representatives and its counsel, at the Company's cost, up to six bound volumes as requested by such counsel each containing all material documents relating to the offering of the Shares.

     5.   FEES AND EXPENSES.

          (a) The Company and the Selling Stockholders agree with each Underwriter that:

                (i) The Company and the Selling Stockholders will pay and bear all costs and expenses in connection with: the preparation, printing and filing of the Registration Statement (including financial statements, schedules and exhibits), Preliminary Prospectuses and the Prospectus, any drafts of each of them and any amendments or supplements to any of them; the duplication or, if applicable, printing (including all drafts thereof) of this Agreement, the Agreement Among Underwriters, any Selected Dealer Agreements, the Preliminary Blue Sky Survey and any Supplemental Blue Sky Survey, the Underwriters' Questionnaire and the Power of Attorney and the duplication and printing (including of drafts thereof) of any other underwriting documents and material (including but not limited to marketing memoranda and other marketing material) in connection with the offering, purchase, sale and delivery of the Shares; the issuance, transfer and delivery of the Shares under this Agreement to the several Underwriters, including all expenses, taxes, duties, fees and commissions on the purchase and sale of the Shares and Nasdaq National Market, brokerage and transaction levies with respect to the purchase and, if applicable, the sale of the Shares (x) incident to the sale and delivery of the Shares by the Company and the Selling Stockholders to the Underwriters and
(y) incident to the
sale and delivery of the Shares by the Underwriters to the initial purchasers thereof; the cost of printing all stock certificates; the Transfer Agent's and Registrar's fees; the Custodian's fees; the fees and disbursements of counsel for the Company; all fees and other charges of the Company's independent public accountants and any other experts named in the Prospectus; the cost of furnishing to the several Underwriters copies of the Registration Statement (including appropriate exhibits), Preliminary Prospectus(es) and the Prospectus, the agreements and other documents and instruments referred to above and any amendments or supplements to any of the foregoing; NASD filing fees and fees and disbursements of Underwriters' counsel incurred in connection with the review by the NASD of the terms of the Offering of the Shares; the cost of qualifying or registering the Shares (or obtaining exemptions from qualification or registration) under the laws of such jurisdictions as the Representatives may designate (including filing fees in connection with such state securities or blue sky qualifications, registrations and exemptions) and preparing the preliminary and any final
Blue Sky Memorandum (including fees and disbursements of Underwriters'
counsel in connection therewith) and all such fees and costs shall be paid on or prior to the Closing Date; all fees and expenses in connection with qualification of the Shares for inclusion for listing on the Nasdaq National Market; the Company's share of roadshow expenses; and all other expenses incurred by the Company in connection with the performance of its obligations hereunder. Except as provided in this Section 5, the Underwriters, including the Representatives, shall bear all expenses incurred by it in connection with the offering, including (but not limited to) the expenses of its own
counsel.   The provisions of this Section 5(a)(i) are intended to relieve the
Underwriters from the payment of the expenses and costs which the Selling Stockholders and the Company hereby agree to pay, but shall not affect any agreement which the Selling Stockholders and the Company may make, or may have made, for the sharing of any of such expenses and costs. Such agreements shall not impair the obligations of the Company and the Selling Stockholders hereunder to the several Underwriters.

                (ii) In addition to its obligations under Section 8(a) of this Agreement, the Company agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any loss, claim, damage or liability described in
Section 8(a) of this Agreement, it will reimburse or advance to or for the benefit of the Underwriters, and each of them, on a monthly basis (or more often, if requested) for all legal and other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's obligation to reimburse or advance for the benefit of the Underwriters for such expenses or the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any portion, or all, of any such interim reimbursement payments or advances are so held to have been improper, the Underwriters receiving the same shall promptly return such amounts to the Company together with interest, compounded daily, at the prime rate (or other commercial lending rate for borrowers of the highest credit standing) announced from time to time by Bank of America, NT&SA, San Francisco, California (the "Prime Rate"), but not in excess of the maximum rate permitted by applicable law. Any such interim reimbursement payments or advances that are not made to or for the Underwriters within 30 days of a request for reimbursement or for an advance shall bear interest at the Prime Rate, but not in excess of the maximum rate permitted by applicable law, from the date of such request until the date paid.

                (iii) In addition to his obligations under Section 8(b) of this Agreement, each Selling Stockholder, severally and not jointly, agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any loss, claim, damage or liability described in Section 8(b) of this Agreement, he will reimburse or advance to or for the benefit of the Underwriters, and each of them, on a monthly basis (or more often, if requested) for all legal and other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of such Selling Stockholder's obligation to reimburse or advance for the benefit of the Underwriters for such expenses or the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any portion, or all, of any such interim reimbursement payments or advances are so held to have been improper, the Underwriters receiving the same shall promptly return such amounts to such Selling Stockholder together with interest, compounded daily, at the prime rate (or other commercial lending rate for borrowers of the highest credit standing) announced from time to time by Bank of America, NT&SA, San Francisco, California (the "Prime Rate"), but not in excess of the maximum rate permitted by applicable law. Any such interim reimbursement payments or advances that are not made to or for the Underwriters within 30 days of a request for reimbursement or for an advance shall bear interest at the Prime Rate, but not in excess of the maximum rate permitted by applicable law, from the date of such request until the date paid.

          (b) In addition to their obligations under Section 8(c) of this Agreement, the Underwriters severally and in proportion to their obligation to purchase Firm Shares as set forth on Schedule I hereto, agree that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any loss, claim, damage or liability described in Section 8(c) of this Agreement, they will reimburse or advance to (for the benefit of the Company on a monthly basis (or more often, if requested) for all legal and other expenses incurred by the Company in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety or enforceability of the Underwriters' obligation to reimburse or advance for the benefit of the Company for such expenses and the possibility that such payments or advances might later be held to have been improper by a court of competent jurisdiction. To the extent that any portion, or all, of any such interim reimbursement payments or advances are so held to have been improper, the Company shall promptly return such amounts to the Underwriters together with interest, compounded daily, at the Prime Rate, but not in excess of the maximum rate permitted by applicable law. Any such interim reimbursement payments or advances that are not made to the Company within 30 days of a request for reimbursement or for an advance shall bear interest at the Prime Rate, but not in excess of the maximum rate permitted by applicable law, from the date of such request until the date paid.

          (c) Any controversy arising out of the operation of the interim reimbursement and advance arrangements set forth in Sections 5(a)(ii), 5(a)(iii) and 5(b) above, including the amounts of any requested reimbursement payments or advance, the method of determining such amounts and the basis on which such amounts shall be apportioned among the indemnifying parties, shall be settled by arbitration conducted under the provisions of the Constitution and

Rules of the Board of Governors of the New York Stock Exchange, Inc. or pursuant to the Code of Arbitration Procedure of the NASD. Any such arbitration must be commenced by service of a written demand for arbitration or a written notice of intention to arbitrate, therein electing the arbitration tribunal. If the party demanding arbitration does not make such designation of an arbitration tribunal in such demand or notice, then the party responding to the demand or notice is authorized to do so. Any such arbitration will be limited to the interpretation and obligations of the parties under the interim reimbursement and advance provisions contained in Sections 5(a)(ii), 5(a)(iii) and 5(b) above and will not resolve the ultimate propriety or enforceability of the obligation to indemnify for or contribute to expenses that is created by the provisions of Section 8 of this Agreement.

          (d) If the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 of this Agreement is not satisfied, or because of any termination pursuant to Section 9(b) of this Agreement, or because of any refusal, inability or failure on the part of the Company to perform any material covenant or agreement set forth in this Agreement or to comply with any provision of this Agreement other than by reason of a default by any of the Underwriters, the Company agrees to reimburse the Representatives upon demand for, or pay directly, all out-of-pocket expenses (including fees and disbursements of counsel) that shall have been incurred by the Representatives in connection with investigating, preparing to market or marketing the Shares or otherwise in connection with this Agreement or the offering of the Shares.

     6. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The several obligations of the Underwriters to purchase and pay for the Shares shall be subject, to the reasonable satisfaction of the Representatives, to the accuracy as of the date of execution of this Agreement, the Closing Date and the date on which the Option Shares are to be purchased, as the case may be, of the representations and warranties of the Company and, with respect to any purchase of any Option Shares, of the Selling Stockholders set forth in this Agreement and the accuracy of the statements of the Company, its officers and the Selling Stockholders made in any certificate delivered pursuant to this Agreement, to the performance by the Company of all of their respective obligations to be performed under this Agreement at or prior to the Closing Date or any later date on which Option Shares are to be purchased, as the case may be, to the satisfaction of all conditions to be satisfied or performed by the Company and the Selling Stockholders at or prior to that date and to the following additional conditions:

          (a) The Registration Statement shall have become effective (or, if a post effective amendment is required to be filed pursuant to Rule 462(b) under the Act, such post effective amendment shall become effective and the Company shall have provided evidence satisfactory to the Representatives of such filing and effectiveness) not later than 5:00 p.m., New York time, on the date of this Agreement or at such later date and time as the Representatives may approve in writing and, at the Closing Date or, with respect to the Option Shares, the date on which such Option Shares are to be purchased; no stop order suspending the effectiveness of the Registration Statement or any qualification, registration or exemption from qualification or registration for the sale of the Shares in any jurisdiction shall have been issued and no proceedings for that purpose shall have been instituted or threatened; and any request for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Representatives and Underwriters' counsel.

          (b) The Representatives shall have received from Gray Cary Ware & Freidenrich LLP, counsel for the Underwriters, an opinion, dated as of the Closing Date or, if applicable, the date on which the Option Shares are to be purchased, and the Company shall have furnished such counsel with all documents which they may reasonably request for the purpose of enabling them to pass upon such matters.

          (c) The Representatives shall have received on the Closing Date and on any later date on which Option Shares are purchased, as the case may be, the opinion of Cooley Godward LLP, counsel for the Company and the Selling Stockholders, addressed to the Underwriters and dated as of the Closing Date or such later date, with reproduced copies or signed counterparts thereof for each of the Underwriters, covering the matters set forth in Annex A to this Agreement and in form and substance reasonably satisfactory to the Representatives.

          (d) The Representatives shall be satisfied that there has not been any material change in the market for securities in general or in political, financial or economic conditions as to render it impracticable in the Representatives' sole judgment to make a public offering of the Shares, or a material adverse change in market levels for securities in general or financial or economic conditions which render it inadvisable to proceed.

          (e) The Representatives shall have received on or before the Closing Date and on any later date on which Option Shares are purchased a certificate, dated as of the Closing Date or such later date, as the case may be, and signed by the President and the Chief Financial Officer of the Company stating that:

                (i) the representations and warranties of the Company set forth in Section 1 of this Agreement are true and correct with the same force and effect as if expressly made at and as of the Closing Date or such later date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date or such later date;

                (ii) no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or are pending or are threatened under the Securities Act; and

                (iii) (A) the respective signers of the certificate have carefully examined the Registration Statement in the form in which it originally became effective and the Prospectus and any supplements or amendments to any of them and, as of the Effective Date, the statements made in the Registration Statement and the Prospectus were true and correct in all material respects and neither the Registration Statement nor the Prospectus omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, (B) since the Effective Date, no event has occurred that should have been set forth in an amendment to the Registration Statement or a supplement or amendment to the Prospectus that has not been set forth in such an amendment or supplement, (C) since the respective dates as of which information is given in the Registration
Statement in the form in which it originally became effective and the Prospectus contained therein, there has not been any Consolidated Material Adverse Effect or any development involving a prospective Consolidated
Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, and, since such dates, except in the ordinary course of business, neither the Company nor any of its direct or indirect subsidiaries has entered into any material transaction not referred to in the Registration Statement in the form in which it originally became effective and the Prospectus contained therein, (D) there are not any pending or known threatened legal proceedings to which the Company or any of its direct or indirect subsidiaries is a party or of which property of the Company or any of its direct or indirect subsidiaries is the subject which are material and which are not disclosed in the Registration Statement and the Prospectus and
(E) there are not any license agreements, contracts, leases or other documents that are required to be filed as exhibits to the Registration Statement that have not been filed as required.

          (f) You shall be satisfied that, and you shall have received a certificate, dated the date on which Option Shares are to be purchased from the Attorneys for each Selling Stockholder to the effect that, as of the date on which Option Shares are to be purchased, they have not been informed that:

                (i) The representations and warranties made by such Selling Stockholder herein are not true or correct in any material respect on the date on which Option Shares are to be purchased; or

                (ii) Such Selling Stockholder has not complied with any obligation or satisfied any condition which is required to be performed or satisfied on the part of such Selling Stockholder at or prior to the date on which Option Shares are to be purchased.

          (g) The Representatives shall have received from PricewaterhouseCoopers LLP a letter or letters, addressed to the Underwriters and dated as of the Closing Date and any later date on which Option Shares are purchased, confirming that they are independent accountants with respect to the Company within the meaning of the Securities Act and the applicable Rules and Regulations thereunder and, based upon the procedures described in their letter, referred to below, delivered to the Representatives concurrently with the execution of this Agreement (the "Original Letter"), but carried out to a date not more than five business days prior to the Closing Date or such later date on which Option Shares are purchased, (i) confirming, to the extent true, that the statements and conclusions set forth in the Original Letter are accurate as of the Closing Date or such later date, as the case may be, and (ii) setting forth any revisions and additions to the statements and conclusions set forth in the Original Letter that are necessary to reflect any changes in the facts described in the Original Letter since the date of the Original Letter or to reflect the availability of more recent financial statements, data or information. Such letters shall not disclose any change, or any development involving a prospective change, in or affecting the business, properties or condition (financial or otherwise), results of operations or prospects of the Company or any of its direct or indirect subsidiaries which, in the Representatives' sole judgment, makes it impractical or inadvisable to proceed with the public offering of the Shares or the purchase of the Option Shares as contemplated by the

Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). In addition, the Representatives shall have received from PricewaterhouseCoopers LLP, on or prior to the Closing Date, a letter addressed to the Company and made available to the Representatives for the use of the Underwriters stating that their review of the Company's system of internal controls, to the extent they deemed necessary in establishing the scope of their examination of the Company's consolidated financial statements as of June 30, 1998, or in delivering their Original Letter, did not disclose any weaknesses in internal controls that they considered to be a material weaknesses.

          (h) Prior to the Closing Date, the Shares shall have been designated national market system securities, duly authorized for listing on the Nasdaq National Market upon official notice of issuance.

          (i) On or prior to the Closing Date, you shall have received from all Holders executed agreements covering the matters described in Section 1(s) of this Agreement.

          (j) The Company shall have furnished to the Representatives such further certificates and documents as the Representatives shall reasonably request (including certificates of officers of the Company), as to the accuracy of the representations and warranties of the Company set forth in this Agreement, the performance by the Company of its obligations under this Agreement and the other conditions concurrent and precedent to the obligations of the Underwriters under this Agreement. Counsel to the Representatives shall provide a written memorandum to the Company identifying closing documents which such counsel deems necessary for the Underwriters' review, not less than two business days before the Closing Date.

     All the agreements, opinions, certificates and letters mentioned above or elsewhere in this Agreement will be in compliance with the provisions of this Agreement only if they are reasonably satisfactory to the Representatives. The Company will furnish the Representatives with such number of conformed copies of such opinions, certificates, letters and documents as the Representatives shall reasonably request.

     If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, time being of the essence, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and Underwriters' counsel, this Agreement and all obligations of the Underwriters hereunder may be canceled by the Representatives at, or at any time prior to, the Closing Date or (with respect to the Option Shares) prior to the date upon which the Option Shares are to be purchased, as the case may be. Notice of such cancellation shall be given to the Company in writing or by telephone or telecopy confirmed in writing. Any such termination shall be without liability of the Company to the Underwriters (except as provided in Section 5 or Section 8 of this Agreement) and without liability of the Underwriters to the Company (except to the extent provided in Section 8 of this Agreement).

     7. CONDITIONS OF THE OBLIGATIONS OF THE COMPANY AND THE SELLING STOCKHOLDERS. The respective obligations of the Company and the Selling

Stockholders to sell and deliver the Shares required to be delivered as and when specified in this Agreement shall be subject to the condition that, at the Closing Date or (with respect to the Option Shares) the date upon which the Option Shares are to be purchased, no stop order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings therefor shall be pending or threatened by the Commission.

     8.   INDEMNIFICATION AND CONTRIBUTION.

          (a) The Company agrees to indemnify and hold harmless each Underwriter and each person (including each partner or officer thereof) who controls any Underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages or liabilities, joint or several, to which such indemnified parties or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statute, law or regulation, at common law or otherwise, specifically including but not limited to losses, claims, damages or liabilities (or actions in respect thereof) related to negligence on the part of any Underwriter, and the Company agrees to reimburse each such Underwriter and controlling person for any legal or other expenses (including, except as otherwise provided below, settlement expenses and fees and disbursements of counsel) incurred by the respective indemnified parties in connection with defending against any such losses, claims, damages or liabilities or in connection with any investigation or inquiry of, or other proceeding that may be brought against, the respective indemnified parties, in each case insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon, in whole or in part, (i) any breach of any representation, warranty, covenant or agreement of the Company in this Agreement, (ii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement in the form originally filed or in any amendment thereto (including the Prospectus as part thereof) or any post-effective amendment thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (iii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iv) any untrue statement or alleged untrue statement of a material fact contained in any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify or register the Shares under the securities or Blue Sky laws thereof or to obtain an exemption from such qualification or registration or filed with the Commission or any securities association, the Nasdaq National Market, or any securities exchange, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided, however, that (1) the indemnity agreements of the Company contained in this Section 8(a) shall not apply to any such losses, claims, damages, liabilities or expenses if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for use in the Registration
Statement, any Preliminary Prospectus or the Prospectus or any such amendment thereof or supplement thereto and (2) the indemnity agreement contained in this Section 8(a) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages, liabilities or expenses purchased the Shares that are the subject thereof (or to the benefit of any person controlling such Underwriter) if the Company can demonstrate that at or prior to the written confirmation of the sale of such Shares a copy of the Prospectus (or the Prospectus as amended or supplemented) (excluding the documents incorporated therein by reference) was not sent or delivered to such person and the untrue statement or omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented), unless the failure is the result of noncompliance by the Company with Section 4 of this Agreement. The indemnity agreements of the Company contained in this Section 8(a) and the representations and warranties of the Company contained in Section 1 of this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of and payment for the Shares. This indemnity agreement shall be in addition to any liabilities which the Company may otherwise have.

          (b) Each Selling Stockholder, severally and not jointly, agrees to indemnify and hold harmless each Underwriter and each person (including each partner or officer thereof) who controls any Underwriter within the meaning of
Section 15 of the Securities Act from and against any and all losses, claims, damages or liabilities, joint or several, to which such indemnified parties or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statute, law or regulation, at common law or otherwise, specifically including but not limited to losses, claims, damages or liabilities (or actions in respect thereof) related to negligence on the part of any Underwriter, and each Selling Stockholder, severally and not jointly, agrees to reimburse each such Underwriter and controlling person for any legal or other expenses (including, except as otherwise provided below, settlement expenses and fees and disbursements of counsel) incurred by the respective indemnified parties in connection with defending against any such losses, claims, damages or liabilities or in connection with any investigation or inquiry of, or other proceeding that may be brought against, the respective indemnified parties, in each case insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon, in whole or in part, (i) any breach of any representation, warranty, covenant or agreement of such Selling Stockholder in this Agreement, (ii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement in the form originally filed or in any amendment thereto (including the Prospectus as part thereof) or any post-effective amendment thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (iii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iv) any untrue statement or alleged untrue statement of a material fact contained in any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify or register the Shares under the securities or Blue Sky laws thereof or to obtain an exemption from such qualification or registration or filed with the Commission or any securities association, the Nasdaq National Market, or any securities exchange, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided, however, that (1) the indemnity agreements of the Selling Stockholders contained in this Section 8(b) shall not apply to any such losses, claims, damages, liabilities or expenses if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for use in the Registration Statement, any Preliminary Prospectus or the Prospectus or any such amendment thereof or supplement thereto, (2) the indemnity agreement contained in this Section 8(b) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages, liabilities or expenses purchased the Shares that are the subject thereof (or to the benefit of any person controlling such Underwriter) if the Selling Stockholder can demonstrate that at or prior to the written confirmation of the sale of such Shares a copy of the Prospectus (or the Prospectus as amended or supplemented) (excluding the documents incorporated therein by reference) was not sent or delivered to such person and the untrue statement or omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented), unless the failure is the result of noncompliance by the Company with Section 4 of this Agreement and (3) the indemnity agreements of the Selling Stockholders contained in this Section
8(b) shall apply in the case of subparagraphs (ii) and (iii) of this Section 8(b) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or such Underwriter by such Selling Stockholder, directly or through such Selling Stockholder's representatives, specifically for use in the preparation thereof. The indemnity agreements of the Selling Stockholders contained in this Section 8(b) and the representations and warranties of the Selling Stockholders contained in Section 2 of this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of and payment for the Shares. This indemnity agreement shall be in addition to any liabilities which the Selling Stockholders may otherwise have.

          (c) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, each of its officers who signs the Registration Statement, each of its directors, each other Underwriter, each Selling Stockholder and each person (including each partner or officer thereof) who controls the Company or any such other Underwriter within the meaning of
Section 15 of the Securities Act from and against any and all losses, claims, damages or liabilities, joint or several, to which such indemnified parties or any of them may become subject under the Securities Act, the Exchange Act, or other federal or state statute, law or regulation or at common law or otherwise and to reimburse each of them for any legal or other expenses (including, except as otherwise hereinafter provided, settlement expenses and fees and disbursements of counsel) incurred by the respective indemnified parties in connection with defending against any such losses, claims, damages or liabilities or in connection with any investigation or inquiry of, or other proceeding that may be brought against, the respective indemnified parties, in each case arising out of or based upon (i) any breach of any representation, warranty, covenant or agreement of the indemnifying Underwriter in this Agreement, (ii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (including the Prospectus as part thereof) or any post-effective amendment thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case under clauses (ii) and (iii) above, as the case may be, only if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such indemnifying Underwriter through the Representatives specifically for use in the Registration Statement, in any Preliminary Prospectus or the Prospectus or any such amendment thereof or supplement thereto. The Company and the Selling Stockholders acknowledge and agree that the matters described in
Section 3(g) of this Agreement constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the Registration Statement, any Preliminary Prospectus or the Prospectus. The indemnity agreement of each Underwriter contained in this Section 8(c) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of and payment for the Shares. This indemnity agreement shall be in addition to any liabilities which each Underwriter may otherwise have.
Notwithstanding anything to the contrary in this Section 8, no Underwriter shall be required to make any payments in respect of any claim arising under this Section 8(b) in excess of the underwriting discount applicable to the Shares purchased by that Underwriter.

          (d) Each person or entity indemnified under the provisions of Sections 8(a), 8(b) and 8(c) above agrees that, upon the service of a summons or other initial legal process upon it in any action or suit instituted against it or upon its receipt of written notification of the commencement of any investigation or inquiry of, or proceeding against, it in respect of which indemnity may be sought on account of any indemnity agreement contained in such Sections, it will, if a claim in respect thereunder is to be made against the indemnifying party or parties under this Section 8, and give written notice (the "Notice") of such service or notification to the party or parties from whom indemnification may be sought hereunder within ten (10) calendar days after receipt by them of written notice of the commencement of any actions against them. No indemnification provided for in Sections 8(a), 8(b) and 8(c) above shall be available to any person who fails to so give the Notice if the party to whom such Notice was not given was unaware of the action, suit, investigation, inquiry or proceeding to which the Notice would have related, but only to the extent such party was materially prejudiced by the failure to receive the Notice, and the omission so to notify such indemnifying party or parties shall not relieve such indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of Sections 8(a), 8(b) and 8(c). Any indemnifying party shall be entitled at its own expense to participate in the defense of any action, suit or proceeding against, or investigation or inquiry of, an indemnified party. Any indemnifying party shall be entitled, if it so elects within a reasonable time after receipt of the Notice by giving written notice (the "Notice of Defense") to the indemnified party, to assume (alone or in conjunction with any other indemnifying party or parties) the entire defense of such action, suit, investigation, inquiry or proceeding, in which event such defense shall be conducted, at the expense of the indemnifying party or parties, by counsel chosen by such indemnifying party or parties and reasonably satisfactory to the indemnified party or parties; provided, however, that (i) if the indemnified party or parties reasonably determine that there may be a conflict between the positions of the indemnifying party or parties and of the indemnified party or parties in conducting the defense of such action, suit, investigation, inquiry or proceeding or that there may be legal defenses or rights available to such indemnified party or parties different from or in addition to those available to the indemnifying party or parties, then separate counsel for and selected by the indemnified party or parties shall be entitled to conduct, at the expense of the indemnifying parties, the defense of the indemnified parties to the extent determined by such counsel to be necessary to protect the interests of the indemnified party or parties, and (ii) provided, further, that the indemnifying party shall not be liable for the fees and expenses of more than one separate counsel, reasonably approved by the indemnifying party, for all of the indemnified parties, plus, if applicable, local counsel in each jurisdiction. In addition, in any event, the indemnified party or parties shall be entitled to have counsel selected by such indemnified party or parties participate in, but not conduct, the defense. If, within a reasonable time after receipt of the Notice, an indemnifying party gives a Notice of Defense and, unless separate counsel is to be chosen by the indemnified party or parties as provided above, the counsel chosen by the indemnifying party or parties is reasonably satisfactory to the indemnified party or parties, the indemnifying party or parties will not be liable under Sections 8(a), 8(b) and 8(c) for any legal or other expenses subsequently incurred by the indemnified party or parties in connection with the defense of the action, suit, investigation, inquiry or proceeding, except that (A) the indemnifying party or parties shall bear and pay the legal and other expenses incurred in connection with the conduct of the defense as referred to in clause (i) of the proviso to the preceding sentence and (B) the indemnifying party or parties shall bear and pay such other expenses as it or they have authorized to be incurred by the indemnified party or parties. If, within a reasonable time after receipt of the Notice, no Notice of Defense has been given, the indemnifying party or parties shall be responsible for any legal or other expenses incurred by the indemnified party or parties in connection with the defense of the action, suit, investigation, inquiry or proceeding.

          (e) In order to provide for just and equitable contribution in any action in which a claim for indemnification is made pursuant to this Section 8 but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right to appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 8 provides for indemnification in such case, each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in Section 8(a), 8(b) and 8(c) above (i) in such proportion as is appropriate to reflect the relative benefits received by each indemnifying party from the offering of the Shares or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each party in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, or actions in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Selling Stockholders and the Underwriters shall be deemed to be in the same respective proportions as the total proceeds from the offering of the Shares, net of the underwriting discounts, received by the Company and the Selling Stockholders and the total underwriting discount retained by the Underwriters bear to the aggregate public offering price of the Shares.
Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by a party and the party's relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.

     The parties agree that it would not be just and equitable if contribution pursuant to this Section 8(e) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to in the first sentence of this Section 8(e) and to the considerations referred to in the third sentence of the first paragraph of this
Section 8(e). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities, or actions in respect thereof, referred to in the first sentence of this Section 8(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing to defend or defending against any action or claim which is the subject of this Section 8(e). Notwithstanding the provisions of this Section 8(e), no Underwriter shall be required to contribute any amount in excess of the underwriting discount applicable to the Shares purchased by that Underwriter. For purposes of this Section 8(e), each person who controls an Underwriter within the meaning of the Securities Act shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of the Securities Act, each officer of the Company who signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the immediately preceding and immediately following sentences. No person guilty of fraudulent misrepresentation (within the meaning of Section 1l(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute in this Section 8(e) are several in proportion to their respective underwriting obligations and not joint.

     Each party or other entity entitled to contribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect of which contribution may be sought, it will promptly give written notice of such service to the party or parties from whom contribution may be sought, but the omission so to notify such party or parties of any such service shall not relieve the party from whom contribution may be sought from any obligation it may have hereunder or otherwise (except as specifically provided in Section 8(d) above). This Section 8(e) shall not be operative as to any Underwriter to the extent that the Company is entitled to receive or has received indemnity under this Section 8.

          (f) The Company shall not, without the prior written consent of each Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not such Underwriter or any person who controls such Underwriter within the meaning of Section 15 of the Securities Act is a party to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of each such Underwriter and each such controlling person from all liability arising out of such claim, action, suit or proceeding.

          (g) No Underwriter shall, without the consent of the Company, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the Company is a party to such claim, action, suit or proceeding), which consent shall not be unreasonably withheld, unless such settlement, compromise or consent includes an unconditional release of the Company, each of its officers who signed the Registration Statement, each of its directors, each Selling Stockholder and each person who controls the Company within the meaning of Section 15 of the Securities Act, from all liability arising out of such claim, action, suit or proceeding.

          (h) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions of this Agreement, including, without limitation, the provisions of Sections 5(a)(ii), 5(a)(iii), 5(b) and 5(c) and this Section 8 of this Agreement and that they are fully informed regarding all such provisions. They further acknowledge that the provisions of Sections 5(a)(ii), 5(a)(iii), 5(b) and 5(c) and this Section 8 of this Agreement fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement, each Preliminary Prospectus and the Prospectus as required by the Securities Act, the Rules and Regulations, the Exchange Act and the rules and regulations of the Commission under the Exchange Act. The parties are advised that federal or state policy, as interpreted by the courts in certain jurisdictions, may be contrary to certain provisions of Sections 5(a)(ii), 5(a)(iii), 5(b) and 5(c) and this Section 8 of this Agreement and, to the extent permitted by law, the parties hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under Sections 5(a)(ii), 5(a)(iii), 5(b) or 5(c) or this Section 8 of this Agreement and further agree not to attempt to assert any such defense.

     9. SUBSTITUTION OF UNDERWRITERS. If for any reason one or more of the Underwriters fails or refuses (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of Section 6 or Section 10 of this Agreement) to purchase and pay for the number of Firm Shares agreed to be purchased by such Underwriter or Underwriters, the Company shall immediately give notice thereof to the Representatives and the non-defaulting Underwriters shall have the right within 24 hours after the receipt by the Representatives of such notice to purchase, or procure one or more other Underwriters to purchase, in such proportions as may be agreed upon among the Representatives and such purchasing Underwriter or Underwriters and upon the terms set forth herein, all or any part of the

Firm Shares that such defaulting Underwriter or Underwriters agreed to purchase. If the non-defaulting Underwriters fail to make such arrangements with respect to all such Shares, the number of Firm Shares that each non-defaulting Underwriter is otherwise obligated to purchase under this Agreement shall be automatically increased on a pro rata basis to absorb the remaining Shares that the defaulting Underwriter or Underwriters agreed to purchase, provided, however, that the non-defaulting Underwriters shall not be obligated to purchase the Shares that the defaulting Underwriter or Underwriters agreed to purchase if the aggregate number of such Shares exceeds 10% of the total number of Firm Shares that all Underwriters agreed to purchase under this Agreement. If the total number of Firm Shares that the defaulting Underwriter or Underwriters agreed to purchase shall not be purchased or absorbed in accordance with the two preceding sentences, the Company shall have the right, within 24 hours next succeeding the first 24-hour period above referred to, to make arrangements with other underwriters or purchasers satisfactory to the Representatives for purchase of such Shares on the terms set forth in this Agreement. In any such case, either the Representatives or the Company shall have the right to postpone the Closing Date determined as provided in Section 3(c) of this Agreement for not more than seven business days after the date originally fixed as the Closing Date pursuant to said Section 3(c) in order that any necessary changes in the Registration Statement, the Prospectus or any other documents or arrangements may be made.

     If neither the non-defaulting Underwriters nor the Company makes arrangements within the time periods provided in the first three sentences of the first paragraph of this Section 9 for the purchase of all the Firm Shares that the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall be terminated without further act or deed and without any liability on the part of the Company to any non-defaulting Underwriter (except as provided in Section 5 or Section 8 of this Agreement) and without any liability on the part of any non-defaulting Underwriter to the Company (except to the extent provided in Section 8 of this Agreement). Nothing in this
Section 9, and no action taken hereunder, shall relieve any defaulting Underwriter from liability, if any, to the Company or any non-defaulting Underwriter for damages occasioned by its default under this Agreement. The term "Underwriter" in this Agreement shall include any persons substituted for an Underwriter under this Section 9.

     10.  EFFECTIVE DATE OF AGREEMENT AND TERMINATION.

          (a) If the Registration Statement has not been declared effective prior to the date of this Agreement, this Agreement shall become effective at such time, after notification of the effectiveness of the Registration Statement has been released by the Commission, as the Representatives and the Company shall agree upon the public offering price and the purchase price of the Shares. If the public offering price and the purchase price of the Shares shall not have been determined prior to 5:00 p.m., New York time, on the fifth full business day after the Registration Statement has become effective, this Agreement shall thereupon terminate without liability on the part of the Company to the Underwriters (except as provided in Section 5 or Section 8 of this Agreement) or the Underwriters to the Company (except as set forth in Section 8 of this Agreement). By giving notice before the time this Agreement becomes effective, the Representatives may prevent this Agreement from becoming effective without liability of any party to the other party, except that the Company shall remain obligated to pay costs and expenses to the extent provided in Section 5 and Section 8 of this Agreement. If the Registration Statement has been declared effective prior to the date of this Agreement, this Agreement shall become effective upon execution and delivery by the Representatives, the Company and the Attorneys.

          (b) This Agreement may be terminated by the Representatives in their absolute discretion by giving written notice to the Company at any time on or prior to the Closing Date or, with respect to the purchase of the Option Shares, on or prior to any later date on which the Option Shares are to be purchased, as the case may be, if prior to such time any of the following has occurred or, in the Representatives' opinion, is likely to occur: (i) after the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or development involving a prospective adverse change in or affecting particularly the business, properties, condition (financial or otherwise), results of operations or prospects of the Company and its direct and indirect subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, occurs which would, in the Representatives' sole judgment, make the offering or the delivery of the Shares impracticable or inadvisable; or
(ii) if there shall have been the engagement in hostilities or an escalation of major hostilities by the United States or the declaration of war or a national emergency by the United States on or after the date hereof, or any outbreak of hostilities or other national or international calamity or crisis or change in economic or political conditions, if the effect of such outbreak, calamity, crisis or change in economic or political conditions on the financial markets of the United States would, in the Representatives' sole judgment, make the offering or delivery of the Shares impracticable or inadvisable; or (iii) if there shall have been suspension of trading in securities generally or a material adverse decline in value of securities generally on the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, or limitations on prices (other than limitations on hours or numbers of days of trading) for securities on either such exchange or system; or (iv) if there shall have been the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of, or commencement of any proceeding or investigation by, any court, legislative body, agency or other governmental authority which in the Representatives' sole judgment has or may have a Consolidated Material Adverse Effect; or (v) if there shall have been the declaration of a banking moratorium by federal, New York or California state authorities; or (vi) if there shall have been the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in the Representatives' sole judgment has a material adverse effect on the securities markets in the United States; or (vii) existing international monetary conditions shall have undergone a material change which, in your sole judgment, makes the offering or delivery of the Shares impracticable or inadvisable. If this Agreement shall be terminated pursuant to this Section 10, there shall be no liability of the Company or the Selling Stockholders to the Underwriters (except pursuant to Section 5 and Section 8 of this Agreement) and no liability of the Underwriters to the Company or the Selling Stockholders (except to the extent provided in Section 8 of this Agreement).

     11. NOTICES. Except as otherwise provided herein, all communications hereunder shall be in writing and, if to the Underwriters, shall be mailed, telecopied or delivered to Van Kasper & Company, 600 California Street, Suite 1700, San Francisco, California 90024,

Attention: Syndicate Manager (telecopier: (415) 397-2744); and if to the Company, shall be mailed, telecopied or delivered to it at 17891 Cartwright Road, Irvine, CA 92614 (telecopier: (714/223-5138) Attention: President. All notices given by telecopy shall be promptly confirmed by letter.

     12. PERSONS ENTITLED TO THE BENEFIT OF THIS AGREEMENT. This Agreement shall inure to the benefit of the Company and the several Underwriters and, with respect to the provisions of Section 5 and Section 8 of this Agreement, the several parties (in addition to the Company, the Selling Stockholders and the several Underwriters) indemnified under the provisions of Section 5 and
Section 8, and their respective personal Representatives, successors and assigns. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable remedy or claim under or in respect of this Agreement or any provision contained herein. The term "successors and assigns" as herein used shall not include any purchaser, as such purchaser, of any of the Shares from the several Underwriters.

     13. GENERAL. Notwithstanding any provision of this Agreement to the contrary, the reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties, covenants and agreements in this Agreement shall remain in full force and effect regardless of
(a) any termination of this Agreement, (b) any investigation made by or on behalf of any Underwriter or controlling person thereof or by or on behalf of the Company or any Selling Stockholder or their respective directors or officers and (c) delivery and payment for the Shares under this Agreement; provided, however, that if this Agreement is terminated prior to the Closing Date, the provisions of Sections 4(f)-4(n) of this Agreement shall be of no further force or effect.

     This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same instrument, and may be delivered by facsimile transmission.

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS, AND NOT THE LAWS PERTAINING TO CHOICE OR CONFLICT OF LAWS, OF THE STATE OF CALIFORNIA.

     14. AUTHORITY OF THE REPRESENTATIVES. In connection with this Agreement, the Representatives will act for and on behalf of the several Underwriters, and any action taken under this Agreement by the Representatives, as Representatives of the several Underwriters, will be binding on all the Underwriters.

     If the foregoing correctly sets forth your understanding, please so indicate by signing in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company, the Selling Stockholders and the several Underwriters.

                                     Very truly yours,

                                     JAVELIN SYSTEMS, INC.

                                     By:
                                        -----------------------------------
                                        Richard P. Stack
                                        President and Chief Executive Officer


SELLING STOCKHOLDERS



By
  ------------------------------
                                     Attorney-in-Fact for the Selling
                                      Stockholders named in Schedule II hereto

     The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

     On their own behalf and on behalf of each of the several Underwriters named in Schedule I hereto.

VAN KASPER & COMPANY
L.H. FRIEND, WEINRESS, FRANKSON & PRESSON, INC.
MERIDIAN CAPITAL GROUP, INC.
As Representatives of the
  Several Underwriters
By:  Van Kasper & Company

By:
   -----------------------------
     David H.  Horwich
     Senior Vice President

                                      SCHEDULE I

                                     UNDERWRITERS

Underwriters                                              Number of Firm Shares
------------                                                    to be Purchased:
                                                                ---------------
Van Kasper & Company . . . . . . . . . . . . . . . . . . . . .
L.H. Friend, Weinress, Frankson & Presson, Inc.  . . . . . . .
Meridian Capital Group, Inc. . . . . . . . . . . . . . . . . .

     Total.. . . . . . . . . . . . . . . . . . . . . . . . . .

                                     SCHEDULE II

                                 SELLING STOCKHOLDERS

Selling Stockholder                                 Number of Option Shares
-------------------                                              to be Sold:
                                                                 -----------
Richard P. Stack
Robert D. Nichols
C. Norman Campbell
Steven S. Goodman

                                       ANNEX A

           MATTERS TO BE COVERED IN THE OPINION OF COUNSEL FOR THE COMPANY

     (i) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of Delaware; each of CCI Group, Inc. and POSNET Computers, Inc. (ogether, the "Subsidiaries") has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of formation;

     (ii) The Company and each Subsidiary has the corporate power to own, lease and operate its properties and to conduct its business as described in the Prospectus;

     (iii) The Company and each Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure so to qualify would not have a Consolidated Material Adverse Effect on such entity;

     (iv) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the captions "Capitalization" and "Description of Capital Stock" as of the dates stated therein; the issued and outstanding shares of capital stock (or other securities) of the Company and each Subsidiary have been duly and validly authorized and issued, are fully paid and nonassessable and have not been issued in violation of any statutory, or, to the best knowledge of such counsel, other preemptive right or other rights to subscribe for or purchase securities or in violation of any applicable federal or state securities laws; and except as reflected on Exhibit A to the Underwriting Agreement, the Company directly or indirectly owns all of the issued and outstanding equity securities of each of its Subsidiaries and, to such counsel's actual, current knowledge, there are no outstanding options, warrants or other rights to acquire any equity securities of any Subsidiary;

     (v) The Shares will, upon issuance and delivery against payment therefor in accordance with the terms of the Agreement, be duly authorized, validly issued, fully paid and nonassessable and will not have been issued in violation of any statutory, or, to the best knowledge of such counsel, other preemptive right or other rights to subscribe for or purchase securities and have been duly approved for listing on the Nasdaq National Market subject only to official notice of issuance thereof;

     (vi) The Company has corporate power to enter into the Agreement and to issue, sell and deliver the Shares to the Underwriters.

     (vii) The Agreement has been duly authorized by all necessary corporate action on the part of the Company and has been duly executed and delivered by the Company and, assuming its due authorization, execution and delivery by the Representatives, is the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except insofar as the indemnification and contribution provisions of the Agreement may be limited by public policy concerns and except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by general equitable principles;

     (viii) We have been informed by the staff of the Securities and Exchange Commission that the Registration Statement has become effective under the Securities Act and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Securities Act;

     (ix) The Registration Statement and the Prospectus, and each amendment or supplement thereto (other than the financial statements and supporting schedules included therein, as to which such counsel need express no opinion), as of the effective date of the Registration Statement, complied as to form in all material respects with the requirements of the Securities Act and the applicable Rules and Regulations;

     (x) The terms and provisions of the capital stock of the Company conform in all material respects to the description thereof contained in the Registration Statement and Prospectus, and the forms of certificates evidencing the Common Stock comply with Delaware law;

     (xi) The information in the Prospectus under the captions "Description of Capital Stock" and "Shares Eligible for Future Sale," to the extent it constitutes matters of law or legal conclusions, has been reviewed by such counsel and is correct in all material respects;

     (xii) The description in the Registration Statement and the Prospectus of the Certificate of Incorporation and Bylaws of the Company and of statutes and, to the best knowledge of such counsel, contracts are accurate in all material respects and fairly present in all material respects the information required to be presented by the Securities Act and the Rules and Regulations;

     (xiii) To the best knowledge of such counsel, there are no agreements, contracts, licenses, leases or documents of a character required to be described or referred to in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement that are not described or referred to therein or filed as required;

     (xiv) The execution and delivery of the Agreement do not, and the Company's performance of the Agreement and the consummation of the transactions contemplated thereby will not, conflict with, violate or result in the material breach of or a material default (including without limitation with the giving of notice, the passage of time or otherwise) under any of the terms and provisions of the Company's Certificate of Incorporation or Bylaws or, to such counsel's actual current knowledge, any contract, indenture, mortgage, deed of trust, loan agreement, lease, license, joint venture or, without limitation, other agreement or instrument to which the Company or any Subsidiary is a party or by which any of its or their properties are bound or any law, ordinance, rule or regulation or, to the best knowledge of such counsel, any order, writ, injunction, judgment or decree of any governmental agency or body or of any court or arbitration tribunal having jurisdiction over the Company or any Subsidiary or over any of its or their properties; provided, however, that no opinion need be rendered concerning state securities or Blue Sky laws;

     (xv) No authorization, approval or consent or other order of any governmental authority or agency is necessary in connection with the consummation of the transactions contemplated by the Agreement, except such as have been obtained under the Securities Act;

     (xvi) To the best knowledge of such counsel, there are no legal or governmental proceedings pending or threatened against the Company or any Subsidiary of a character which are required to be disclosed in the Registration Statement or the Prospectus by the Securities Act or the applicable Rules and Regulations, other than those described therein;

     (xvii) To the best knowledge of such counsel, neither the Company nor any Subsidiary is presently in breach of, or in default under, any bond, debenture, note or other evidence of indebtedness or any contract, indenture, mortgage, deed of trust, loan agreement, lease, license or, without limitation, other agreement or instrument to which the Company or any Subsidiary is a party or by which any of its or their properties are bound which breach or default, individually or in the aggregate, is reasonably likely to result in a Consolidated Material Adverse Effect.

     (xviii) To the best knowledge of such counsel, except as set forth in the Registration Statement and Prospectus, no holders of Common Stock or other securities of the Company have unexercised registration rights with respect to any securities of the Company;

     In addition, such counsel shall state that such counsel has participated in the preparation of the Registration Statement and Prospectus, including participating in conferences with officers and other representatives of the Company, the independent public accountants of the Company, the Representatives and counsel to the Underwriters, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and, although they have not independently verified the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, nothing has come to the attention of such counsel that caused them to believe that, at the time the Registration Statement became effective, the Registration Statement (except as to financial statements and supporting schedules contained therein, as to which such counsel need express no opinion) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or at the Closing Date or any later date on which the Option Shares are to be purchased, as the case may be, the Prospectus contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

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                                     EXHIBIT "A"

                                 LIST OF SUBSIDIARIES

                                     EXHIBIT "B"